EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Smithfield Foods, Inc. (the “Company”) on Form 10-Q for the period ended February 1, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph W. Luter, III, Chairman of the Board and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph W. Luter, III
Joseph W. Luter, III
Chairman of the Board and Chief Executive Officer

Date: March 17, 2004

A signed original of this written statement required by Section 906 has been provided to Smithfield Foods, Inc. and will be retained by Smithfield Foods, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.